UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 7, 2010

Sino-Bon Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52224	88-0409166
(State or other jurisdiction ofincorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 031-088, Shennan Zhong Road
Shenzhen City, P.R. China 518031
(Address of principal executive offices)
Telephone: 0086-755-23990959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

On May 7, 2010, Sino-Bon Entertainment, Inc., a Nevada corporation, (the “Company”) reported the consummation of a share exchange transaction (the “Share Exchange”) with Sino-Bon Entertainment Inc., a BVI company (“Sino-Bon”), the shareholders of Sino-Bon, and Max Time Enterprises Limited, a BVI company., on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on that date (the “Original Filing”). The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing to include the unaudited financial statements for the three-month periods ended March 31, 2009 and 2010 of Sino-Bon (the “Financial Statements”) in order to prevent a lapse in reporting.

The financial statements and pro forma financial statments are filed as Exhibit 99.1 and 99.2 herewith, respectively.

Except as described above, no other changes have been made to the Original Filing, and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the date of the Original Filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

1.  Audited consolidated financial statements of Sino-Bon and subsidiaries for the fiscal years ended December 31, 2009 and 2008 (incorporated by reference to the Company’s current report on Form 8-K filed with the SEC on May 7, 2010)

2. The Unaudited Consolidated Financial Statements of Sino-Bon as of March 31, 2010 and 2009. (Filed herewith as Exhibit 99.1)

(b) Pro Forma Financial Information.

1.  Unaudited pro forma condensed consolidated financial information of Sino-Bon and its subsidiaries for the year ended December 31, 2010 and 2009. (incorporated by reference to the Company’s current report on Form 8-K filed with the SEC on May 7, 2010)

2. Unaudited pro forma condensed consolidated financial information of Sino-Bon and its subsidiaries for the three months ended March 31, 2010 and 2009. (Filed herewith as Exhibit 99.2)

(d) Exhibits.

Exhibit No.	Description
***2.1	Share Exchange Agreement, dated as of May 7 , 2010, among Sunnyside Acres Mobile Estates, Sino-Bon Entertainment Inc., the shareholders of Sino-Bon Entertainment Inc. and Max Time Enterprises Limited
*3.1	Articles of Incorporation
**3.2	Bylaws
***10.1	Employment Contract, dated June 22, 2009, between Qihong Yuan and Danbom
***10.2	Employment Contract, dated November 10, 2009, between Xiaowei (Simon) Song and Danbom
***10.3	Employment Contract, dated February 5, 2010, between Liang (Jacky) Yan and Danbom
***10.4	Agreement for Asset Transfer, dated June 10, 2009, between Qisheng Yuan and Danbom
***10.5	Sales Contract, dated November 1, 2009, between Wuxi Linglang Electrical Appliance Mfg. Co., Ltd. and Danbom
***10.6	Form of Agreement on Sales Incentive of Regional Distributors of Danbom in 2010
***10.7	Building Lease Agreement, dated April 1, 2009, between Wu Shuigen and Taicheng

***10.8	Danbom’s Land Usage Certificates issued by local Chinese government
***21	Subsidiaries of the Company
99.1	The Unaudited Consolidated Financial Statements of Sino-Bon Entertainment Inc. as of March 31, 2010 and 2009.
99.2	Unaudited pro forma consolidated financial information of Sino-Bon Entertainment, Inc. and its subsidiaries for the three months ended March 31, 2010 and 2009.
*	Filed as Exhibit 3.1 to the Company's registration statement on Form 10-SB, as filed with the Securities and Exchange Commission on September 15, 2006, and incorporated herein by this reference
**	Filed as Exhibit 3.2 to the Company's registration statement on Form 10-SB, as filed with the Securities and Exchange Commission on September 15, 2006, and incorporated herein by this reference.
***	Incorporated by reference to the Company’s current report on Form 8-K filed with the SEC on May 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2010

Sino-Bon Entertainment, Inc.
(Registrant)

/s/ Simon Song
Signature

Chief Executive Officer
Title

Exhibit Index

Exhibit No.	Description
***2.1	Share Exchange Agreement, dated as of May 7 , 2010, among Sunnyside Acres Mobile Estates, Sino-Bon Entertainment Inc., the shareholders of Sino-Bon Entertainment Inc. and Max Time Enterprises Limited
*3.1	Articles of Incorporation
**3.2	Bylaws
***10.1	Employment Contract, dated June 22, 2009, between Qihong Yuan and Danbom
***10.2	Employment Contract, dated November 10, 2009, between Xiaowei (Simon) Song and Danbom
***10.3	Employment Contract, dated February 5, 2010, between Liang (Jacky) Yan and Danbom
***10.4	Agreement for Asset Transfer, dated June 10, 2009, between Qisheng Yuan and Danbom
***10.5	Sales Contract, dated November 1, 2009, between Wuxi Linglang Electrical Appliance Mfg. Co., Ltd. and Danbom
***10.6	Form of Agreement on Sales Incentive of Regional Distributors of Danbom in 2010
***10.7	Building Lease Agreement, dated April 1, 2009, between Wu Shuigen and Taicheng
***10.8	Danbom’s Land Usage Certificates issued by local Chinese government
***21	Subsidiaries of the Company
99.1	The Unaudited Consolidated Financial Statements of Sino-Bon Entertainment Inc. as of March 31, 2010 and 2009.
99.2	Unaudited pro forma consolidated financial information of Sino-Bon Entertainment, Inc. and its subsidiaries for the three months ended March 31, 2010 and 2009.
*	Filed as Exhibit 3.1 to the Company's registration statement on Form 10-SB, as filed with the Securities and Exchange Commission on September 15, 2006, and incorporated herein by this reference
**	Filed as Exhibit 3.2 to the Company's registration statement on Form 10-SB, as filed with the Securities and Exchange Commission on September 15, 2006, and incorporated herein by this reference.
***	Incorporated by reference to the Company’s current report on Form 8-K filed with the SEC on May 7, 2010.